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                                                                    Exhibit 10.1

                                                                CONFORMED COPY


                             STOCK OPTION AGREEMENT

            STOCK OPTION AGREEMENT, dated as of January 12, 1997 (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), between CELL GENESYS, INC., a corporation organized and existing under the laws of the State of Delaware ("CGI"), as the grantee hereunder (the "GRANTEE"), and SOMATIX THERAPY CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("STC"), as the grantor hereunder (the "GRANTOR");


                              W I T N E S S E T H:

            WHEREAS, CGI, S Merger Corp., a corporation organized and existing under the laws of the State of Delaware and a direct wholly owned subsidiary of CGI, and STC have entered into an agreement and plan of merger and reorganization, dated as of January 12, 1997 (the "MERGER AGREEMENT"; terms used and not otherwise defined herein are used herein as defined in the Merger Agreement); and

            WHEREAS, as a condition to the willingness of CGI to enter into the Merger Agreement and the CGI Stock Option Agreement, CGI has required that STC agree, and in order to induce CGI to enter into the Merger Agreement and the CGI Stock Option Agreement, STC has agreed to grant CGI an option, upon the terms and subject to the conditions set forth in this Agreement, to purchase up to 5,441,480 newly issued shares of common stock, par value $.01 per share, of STC (the "GRANTOR COMMON STOCK"), representing approximately 19.9% of the shares of Grantor Common Stock issued and outstanding on the date hereof;

            NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

            SECTION 1. Grant of Stock Option. The Grantor hereby grants to the Grantee an irrevocable option (the "STOCK OPTION") to purchase up to 5,441,480 shares of Grantor Common Stock (the "OPTION SHARES") at a purchase price of $3.51 per Option Share (the "PURCHASE PRICE").

            SECTION 2. Exercise of Stock Option. (a) Subject to the conditions set forth in Section 3, the Stock Option may be exercised by the Grantee, in whole or in part, at any
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                                                                    EXHIBIT 10.2

                                                                  CONFORMED COPY


                             STOCK OPTION AGREEMENT

                  STOCK OPTION AGREEMENT, dated as of January 12, 1997 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), between CELL GENESYS, INC., a corporation organized and existing under the laws of the State of Delaware ("CGI"), as the grantor hereunder (the "Grantor"), and SOMATIX THERAPY CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("STC"), as the grantee hereunder (the "Grantee");


                              W I T N E S S E T H:

                  WHEREAS, CGI, S Merger Corp., a corporation organized and existing under the laws of the State of Delaware and a direct wholly owned subsidiary of CGI, and STC have entered into an agreement and plan of merger and reorganization, dated as of January 12, 1997 (the "Merger Agreement"; terms used and not otherwise defined herein are used herein as defined in the Merger Agreement); and

                  WHEREAS, as a condition to the willingness of STC to enter into the Merger Agreement and the STC Stock Option Agreement, STC has required that CGI agree, and in order to induce STC to enter into the Merger Agreement and the STC Stock Option Agreement, CGI has agreed to grant STC an option, upon the terms and subject to the conditions set forth in this Agreement, to purchase up to 3,286,703 newly issued shares of common stock, par value $.001 per share, of CGI (the "Grantor Common Stock"), representing approximately 19.9% of the shares of Grantor Common Stock issued and outstanding on the date hereof;

                  NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


                  SECTION 1. Grant of Stock Option. The Grantor hereby grants to the Grantee an irrevocable option (the "Stock Option") to purchase up to 3,286,703 shares of Grantor Common Stock (the "Option Shares") at a purchase price of $9.12 per Option Share (the "Purchase Price").

                  SECTION 2. Exercise of Stock Option. (a) Subject to the conditions set forth in Section 3, the Stock Option may be exercised by the Grantee, in whole or in part, at any
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                                        2

time or from time to time after the occurrence of an Exercise Event (as defined below) and prior to the Termination Date (as defined below).

                  (b) An "Exercise Event" shall occur for purposes of this Agreement upon the occurrence of any event or circumstance which obligates the Grantor, or, in the case of Section 9.05(c)(ii) of the Merger Agreement, may obligate the Grantor in the event a Competing Transaction is consummated within the 12-month period referred to therein, to pay to the Grantee any amount specified pursuant to Section 9.05 of the Merger Agreement.

                  (c) The "Termination Date" shall occur for purposes of this Agreement upon the first to occur of any of (i) the Effective Time; (ii) the termination of this Agreement pursuant to Section 10; or (iii) the date which is 90 days after the occurrence of an Exercise Event.

                  (d) In the event the Grantee wishes to exercise the Stock Option, the Grantee shall send a written notice (a "Stock Exercise Notice") to the Grantor specifying the total number of Option Shares the Grantee wishes to purchase, the denominations of the certificate or certificates evidencing such Option Shares which the Grantee wishes to receive, a date (a "Closing Date"), which shall be a business day which is at least five and not more than 10 business days after delivery of such notice, and place for the closing of such purchase (a "Closing"). Upon receipt of a Stock Exercise Notice, the Grantor shall be obligated to deliver to the Grantee a certificate or certificates evidencing the number of Option Shares specified therein, in accordance with the terms of this Agreement, on the later of (i) the date specified in such Stock Exercise Notice and (ii) the first business day on which the conditions specified in Section 3 shall be satisfied; provided, however, that notwithstanding the foregoing, the Grantor shall have the right, exercisable by written notice to the Grantee within three business days after receipt of a Stock Exercise Notice, to elect to treat such Stock Exercise Notice as a Cash Exercise Notice pursuant to Section 2(e) for all purposes of this Agreement, and to pay to the Grantee an amount in cash equal to the Spread (as defined below) within 10 business days following receipt of such Stock Exercise Notice.

                  (e) If at any time the Stock Option is then exercisable pursuant to the terms of Section 2(a), the Grantee may elect, in lieu of exercising the Stock Option to purchase Option Shares as provided in Section 2(a), to send a written notice to the Grantor (a "Cash Exercise Notice"; either a Cash Exercise Notice or a Stock Exercise Notice, an "Exercise Notice") specifying a date which shall be a business day which is at least five and not more than 10 business days following the date such notice is given on which date the Grantor shall pay to the Grantee an amount in cash equal to the Spread (as defined below) multiplied by such number of Option Shares as the Grantee shall specify. As used herein, "Spread" shall mean the excess, if any, over the Purchase Price of the higher of (i) if applicable, the highest price per share of the Grantor Common Stock paid by any person in a Competing Transaction (the "Competing Purchase Price") or (ii) the closing price of the shares of
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Grantor Common Stock on the NMS on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Competing
Purchase Price includes any property other than cash, the Competing Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Competing Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending one trading day prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Competing Purchase Price shall be deemed to be the amount of any cash included in the Competing Purchase Price plus the fair market value of such other property (as determined by a nationally recognized investment banking firm jointly selected by the Grantor and the Grantee). For this purpose, the parties shall use commercially reasonable efforts to cause any determination of the fair market value of such other property to be made within three business days after the date of delivery of the Cash Exercise Notice. Upon exercise of its right to receive the Spread pursuant to this Section 2(e) or the Grantor electing to treat a Stock Exercise Notice as a Cash Exercise Notice pursuant to Section 2(d), the obligations of the Grantor to deliver Option
Shares pursuant to Section 3 shall be terminated with respect to such number of Option Shares for which the Grantee shall have elected to be paid the Spread. If at the time payment of the Spread by the Grantor is due, the Grantor shall not have consummated a Competing Transaction, the Grantor may elect to pay the Spread in cash or in shares of Grantor Common Stock, valued at the closing price of shares of Grantor Common Stock on the NMS on the business day prior to such payment (the "Closing Date Price").

                  SECTION 3. Conditions to Delivery of Option Shares. The obligation of the Grantor to deliver Option Shares upon any exercise of the Stock Option is subject to the following conditions:

                           (a) Such delivery or payment shall not in any material respect violate, or otherwise cause the material violation of, the rules and regulations of the NASD or any material Law, including, without limitation, the HSR Act, applicable to such exercise of the Stock Option and the delivery of the Option Shares or payment of the Spread in respect of such exercise; and

                           (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such exercise of the Stock Option or the delivery of the Option Shares or payment of the Spread in respect of such exercise.
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                  SECTION 4. Closings. (a) At each Closing pursuant to Section
2(d), the Grantor shall deliver to the Grantee a certificate or certificates evidencing the number of Option Shares specified in the applicable Stock Exercise Notice (in the denominations specified therein), and the Grantee shall purchase each such Option Share from the Grantor at the Purchase Price.

                  (b) At each Closing pursuant to Section 2(e), the Grantor shall deliver to the Grantee cash in an amount determined pursuant to Section 2(e).

                  (c)(i) Certificates evidencing Option Shares delivered hereunder may, at the election of the Grantor, contain the following legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSAL IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

         (ii) The Grantor shall, upon the written request of the holder thereof, issue such holder a new certificate evidencing such Option Shares without such legend in the event (A) such Option Shares have been registered pursuant to the Securities Act, (B) such Option Shares have been sold in reliance on and in accordance with Rule 144 promulgated under the Securities Act or (C) such holder shall have delivered to the Grantor an opinion of counsel, in form and substance reasonably satisfactory to the Grantor, to the effect that subsequent transfers of such Option Shares may be effected without registration under the Securities Act.

                  (d) All payments made pursuant to this Section 4 shall be made by wire transfer of immediately available funds.

                  SECTION 5. Adjustments upon Share Issuances, Changes in Capitalization, Etc. (a) In the event of any change in the Grantor Common Stock or in the number of outstanding shares of Grantor Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change
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in the corporate or capital structure of the Grantor (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), the type and number of shares or securities to be issued by the Grantor upon exercise of the Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that the Grantee would have received in respect of the Grantor Common Stock if the Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect to receive such securities, cash or other property.

                  (b) In the event that the Grantor shall enter into an agreement (i) to consolidate with or merge into any person, other than the Grantee or any of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than the Grantee or any of its subsidiaries, to merge into the Grantor and the Grantor shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Grantor Common Stock shall be changed into or exchanged for stock or other securities of the Grantor or any other person or cash or any other property or then outstanding shares of Grantor Common Stock would after such merger represent less than a majority of the outstanding shares and share equivalents of the surviving corporation or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than the Grantee or any of its subsidiaries, then, and in each such case, proper provision shall be made in the agreements governing such transaction so that the Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that the Grantee would have received in respect of the Grantor Common Stock if the Stock Option had been exercised immediately prior to such transaction, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect to receive such securities, cash or other property.

                  (c) All of the provisions of this Agreement shall apply with appropriate adjustments to any securities for which the Stock Option becomes exercisable pursuant to this Section 5.

                  SECTION 6. Representations and Warranties of the Grantor. The Grantor hereby represents and warrants to the Grantee as follows:

                           (a) Organization; Authority Relative to This
         Agreement. The Grantor has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. The Grantor has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Grantor and the consummation by the Grantor
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                                        6

         of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Grantor, and no other corporate proceedings on the part of the Grantor are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Grantor and, assuming the due authorization, execution and delivery by the Grantee, constitutes a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms. The Grantor has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the General Corporation Law will not apply with respect to or as a result of the transactions contemplated hereby.

                           (b) Authority to Issue Shares. The Grantor has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the Termination Date shall have reserved, all the Option Shares issuable pursuant to this Agreement, and the Grantor will take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Grantor Common Stock or other securities which may be issued pursuant to Section 4, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Grantee's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and will not be subject to any preemptive rights.

                           (c) No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Grantor do not, and the performance of this Agreement by the Grantor will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity, other than pursuant to the HSR Act, (ii) conflict with or violate any provision of the certificate of incorporation or by-laws or equivalent organizational documents of the Grantor or any material subsidiary thereof, (iii) conflict with or violate any Law applicable to the Grantor or any material subsidiary thereof or by which any property or asset of the Grantor or any material subsidiary thereof is bound or affected, or (iv) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Grantor or any material subsidiary thereof pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Grantor or any material subsidiary thereof is a party or by which the Grantor or any material subsidiary thereof or any property or asset of the Grantor or any material subsidiary thereof is bound or affected, except, in the case of clauses (i),
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         (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not reasonably be expected to prevent or delay in any material respect the exercise by the Grantee of the Stock Option or any other right of the Grantee under this Agreement.

                  SECTION 7. Covenants of the Grantor. (a) Listing; Other Action. (i) The Grantor shall, at its expense, use its best efforts to cause the Option Shares to be listed for quotation on the NMS, subject to notice of issuance, as promptly as practicable following the date of this Agreement, and will provide prompt notice to the NASD of the issuance of each Option Share.

         (ii) The Grantor shall use its best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated hereunder, including, without limitation, using all commercially reasonable efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, the Grantor shall, when required in order to effect the transactions contemplated hereunder, make all necessary filings and any other required or appropriate submissions under the HSR Act as promptly as practicable.

         (iii) The Grantor shall not take any action in order to intentionally cause the exercise of the Stock Option to violate, or to require the vote of the stockholders of the Grantor in order not to violate, any rules or regulations of the NASD.

               (b) Registration. Upon the request of the Grantee at any time and from time to time within three years of the first Closing, the Grantor shall
(i) effect, as promptly as practicable, up to two registrations under the Securities Act covering any part or all (as may be requested by the Grantee) of the Option Shares or other securities that have been acquired by or are issuable to the Grantee upon exercise of the Stock Option, and to use its best efforts to qualify such Option Shares or other securities under any applicable state securities laws and (ii) include any part or all of the Option Shares or such other securities in any registration statement for common stock filed by the Grantor under the Securities Act in which such inclusion is permitted under applicable rules and regulations, and to use its best efforts to keep each such registration described in clauses (i) and (ii) effective for a period of not less than six months. If the managing underwriter of a proposed offering of securities by the Grantor shall advise the Grantor in writing that, in the reasonable opinion of the managing underwriter, the distribution of the Option Shares requested by the Grantee to be included in a registration statement concurrently with securities being registered for sale by the Grantor would adversely affect the distribution of such securities by the Grantor, then the Grantor shall either (i) include such Option Shares in the registration statement, but the Grantee shall agree to delay the offering and sale for such period of time as the managing
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underwriter may reasonably request (provided that the Grantee may at any time withdraw its request to include Option Shares in such offering) or (ii) include such portion of the Option Shares in the registration statement as the managing underwriter advises may be so included for sale simultaneously with sales by the Grantor. The registrations effected under this Section 7(b) shall be effected at the Grantor's expense except for underwriting commissions allocable to the Option Shares and the fees and disbursements of the Grantee's counsel. The Grantor shall indemnify and hold harmless the Grantee, its affiliates and controlling persons and their respective officers, directors, agents and representatives from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, all out-of-pocket expenses, investigation expenses, expenses incurred with respect to any judgment and fees and disbursements of counsel and accountants) arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement (and related prospectus) filed pursuant to this Section 7(b); provided, however, that the Grantor shall not be liable in any such case to the Grantee or any affiliate or controlling person of the Grantee or any of their respective officers, directors, agents or representatives to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement or prospectus in reliance upon, and in conformity with, written information with respect to the Grantee or any such affiliate, controlling person, officer, director, agent or representative thereof, as the case may be, furnished by the Grantee or any such other person to the Grantor for use in the preparation of such registration statement.

                  SECTION 8. Representations and Warranties of the Grantee. The Grantee hereby represents and warrants to the Grantor as follows:

                           (a) Organization; Authority Relative to This Agreement. The Grantee has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. The Grantee has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Grantee and the consummation by the Grantee of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Grantee, and no other corporate proceedings on the part of the Grantee are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Grantee and, assuming the due authorization, execution and delivery by the Grantor, constitutes a legal, valid and binding obligation of the Grantee, enforceable against the Grantee in accordance with its terms.

                           (b) No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Grantee do not, the performance of this Agreement by the Grantee will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity, other than pursuant to the HSR Act, (ii) conflict with or violate any provision of the certificate of incorporation or by-laws or equivalent organizational documents of the Grantee, (iii) conflict with or violate any Law applicable to the Grantee or by which any property or asset of the Grantee is bound or affected, or (iv) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Grantee pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Grantee is a party or by which the Grantee or any property or asset of the Grantee is bound or affected, except, in the case of clauses (i), (iii) and
         (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not reasonably be expected, individually or in the aggregate, (A) to prevent or delay in any material respect the exercise by the Grantor of any right of the Grantor under this Agreement or (B) to have a CGI Material Adverse Effect.

                  SECTION 9. Covenants of the Grantee. The Grantee shall acquire the Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Option Shares purchased pursuant to this Agreement except in compliance with the Securities Act.

                  SECTION 10. Termination. This Agreement, other than the rights and obligations of the Grantor and the Grantee under Sections 7, 9 and 11 shall terminate on February 12, 1998.

                  SECTION 11. Miscellaneous. (a) Expenses. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

                  (b) Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their addresses as specified in the Merger Agreement or sent by electronic transmission to the respective parties at their telecopier numbers as specified in Section 10.02 of the Merger Agreement.

                  (c) Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each party hereto (which consent may be granted or withheld in the sole discretion of each such party); provided, however, that the
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                                       10

Grantee may assign all or any of its rights and obligations hereunder to any wholly owned subsidiary of the Grantee; provided further that no such assignment shall relieve the Grantee of its obligations hereunder if such assignee does not perform such obligations.

                  (d) Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (e) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (f) No Third Party Beneficiaries. Nothing herein, express or implied, is intended to or shall confer upon any person, other than the parties hereto and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

                  (h) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                  (i) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  (j) Severability. If it shall be determined by court order not subject to appeal or discretionary review that any provision or wording of this Agreement shall be invalid or unenforceable under applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement and shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                  (k) Entire Agreement. This Agreement and the Merger Agreement, including any exhibits or schedules hereto or thereto, or any other instruments, agreements or documents referenced herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

                  (l) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (m) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  (n) Further Assurances. Each party hereto shall execute, acknowledge, deliver, file, record and publish such further certificates, instruments, documents and amendments, and do all such further acts and things as may be required by law or to carry out the intent and purposes of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                     CELL GENESYS, INC.


                                     By:   \s\ STEPHEN A. SHERWIN

                                          --------------------------------------
                                          Stephen A. Sherwin, M.D.
                                          Chairman of the Board, President and
                                               Chief Executive Officer


                                     SOMATIX THERAPY CORPORATION


                                     By:   \s\ EDWARD O. LANPHIER

                                          --------------------------------------
                                          Edward O. Lanphier II
                                          Executive Vice President and
                                               Chief Financial Officer
time or from time to time after the occurrence of an Exercise Event (as defined below) and prior to the Termination Date (as defined below).

            (b) An "EXERCISE EVENT" shall occur for purposes of this Agreement upon the occurrence of any event or circumstance which obligates the Grantor, or, in the case of Section 9.05(b)(ii) of the Merger Agreement, may obligate the Grantor in the event a Competing Transaction is consummated within the 12-month period referred to therein, to pay to the Grantee any amount specified pursuant to Section 9.05 of the Merger Agreement.

            (c) The "TERMINATION DATE" shall occur for purposes of this Agreement upon the first to occur of any of (i) the Effective Time; (ii) the termination of this Agreement pursuant to Section 10; or (iii) the date which is 90 days after the occurrence of an Exercise Event.

            (d) In the event the Grantee wishes to exercise the Stock Option, the Grantee shall send a written notice (a "STOCK EXERCISE NOTICE") to the Grantor specifying the total number of Option Shares the Grantee wishes to purchase, the denominations of the certificate or certificates evidencing such Option Shares which the Grantee wishes to receive, a date (a "CLOSING DATE"), which shall be a business day which is at least five and not more than 10 business days after delivery of such notice, and place for the closing of such purchase (a "CLOSING"). Upon receipt of a Stock Exercise Notice, the Grantor shall be obligated to deliver to the Grantee a certificate or certificates evidencing the number of Option Shares specified therein, in accordance with the terms of this Agreement, on the later of (i) the date specified in such Stock Exercise Notice and (ii) the first business day on which the conditions specified in Section 3 shall be satisfied; provided, however, that notwithstanding the foregoing, the Grantor shall have the right, exercisable by written notice to the Grantee within three business days after receipt of a Stock Exercise Notice, to elect to treat such Stock Exercise Notice as a Cash Exercise Notice pursuant to Section 2(e) for all purposes of this Agreement, and to pay to the Grantee an amount in cash equal to the Spread (as defined below) within 10 business days following receipt of such Stock Exercise Notice.

            (e) If at any time the Stock Option is then exercisable pursuant to the terms of Section 2(a), the Grantee may elect, in lieu of exercising the Stock Option to purchase Option Shares as provided in Section 2(a), to send a written notice to the Grantor (a "CASH EXERCISE NOTICE"; either a Cash Exercise Notice or a Stock Exercise Notice, an "EXERCISE NOTICE") specifying a date which shall be a business day which is at least five and not more than 10 business days following the date such notice is given on which date the Grantor shall pay to the Grantee an amount in cash equal to the Spread (as defined below) multiplied by such number of Option Shares as the Grantee shall specify. As used herein, "SPREAD" shall mean the excess, if any, over the Purchase Price of the higher of (i) if applicable, the highest price per share of Grantor Common Stock paid by any person in a Competing Transaction (the "COMPETING PURCHASE PRICE") or (ii) the closing price of the shares of Grantor Common

Stock on the NMS on the last trading day immediately prior to the date of the Cash Exercise Notice (the "CLOSING PRICE"). If the Competing Purchase Price includes any property other than cash, the Competing Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Competing Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending one trading day prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Competing Purchase Price shall be deemed to be the amount of any cash included in the Competing Purchase Price plus the fair market value of such other property (as determined by a nationally recognized investment banking firm jointly selected by the Grantor and the Grantee). For this purpose, the parties shall use commercially reasonable efforts to cause any determination of the fair market value of such other property to be made within three business days after the date of delivery of the Cash Exercise Notice. Upon exercise of its right to receive the Spread pursuant to this Section 2(e) or the Grantor electing to treat a Stock Exercise Notice as a Cash Exercise Notice pursuant to Section 2(d), the obligations of the Grantor to deliver Option Shares pursuant to
Section 3 shall be terminated with respect to such number of Option Shares for which the Grantee shall have elected to be paid the Spread. If at the time payment of the Spread by the Grantor is due, the Grantor shall not have consummated a Competing Transaction, the Grantor may elect to pay the Spread in cash or in shares of Grantor Common Stock, valued at the closing price of shares of Grantor Common Stock on the NMS on the business day prior to such payment (the "CLOSING DATE PRICE").

            SECTION 3. Conditions to Delivery of Option Shares. The obligation of the Grantor to deliver Option Shares upon any exercise of the Stock Option is subject to the following conditions:

                  (a) Such delivery or payment shall not in any material respect violate, or otherwise cause the material violation of, the rules and regulations of the NASD or any material Law, including, without limitation, the HSR Act, applicable to such exercise of the Stock Option and the delivery of the Option Shares or payment of the Spread in respect of such exercise; and

                  (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such exercise of the Stock Option or the delivery of the Option Shares or payment of the Spread in respect of such exercise.

            SECTION 4. Closings. (a) At each Closing pursuant to Section 2(d), the Grantor shall deliver to the Grantee a certificate or certificates evidencing the number of Option Shares specified in the applicable Stock Exercise Notice (in the denominations specified therein), and the Grantee shall purchase each such Option Share from the Grantor at the Purchase Price.

            (b) At each Closing pursuant to Section 2(e), the Grantor shall deliver to the Grantee cash in an amount determined pursuant to Section 2(e).

            (c) (i) Certificates evidencing Option Shares delivered hereunder may, at the election of the Grantor, contain the following legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSAL IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

      (ii) The Grantor shall, upon the written request of the holder thereof, issue such holder a new certificate evidencing such Option Shares without such legend in the event (A) such Option Shares have been registered pursuant to the Securities Act, (B) such Option Shares have been sold in reliance on and in accordance with Rule 144 promulgated under the Securities Act or (C) such holder shall have delivered to the Grantor an opinion of counsel, in form and substance reasonably satisfactory to the Grantor, to the effect that subsequent transfers of such Option Shares may be effected without registration under the Securities Act.

            (d) All payments made pursuant to this Section 4 shall be made by wire transfer of immediately available funds.

            SECTION 5. Adjustments upon Share Issuances, Changes in Capitalization, Etc. (a) In the event of any change in the Grantor Common Stock or in the number of outstanding shares of Grantor Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of the Grantor (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), the type and number of shares or securities to be issued by the Grantor upon exercise of the Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that the Grantee would have received in respect of the Grantor Common Stock if the Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect to receive such securities, cash or other property.

            (b) In the event that the Grantor shall enter into an agreement (i) to consolidate with or merge into any person, other than the Grantee or any of its subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than the Grantee or any of its subsidiaries, to merge into the Grantor and the Grantor shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Grantor Common Stock shall be changed into or exchanged for stock or other securities of the Grantor or any other person or cash or any other property or then outstanding shares of Grantor Common Stock would after such merger represent less than a majority of the outstanding shares and share equivalents of the surviving corporation or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than the Grantee or any of its subsidiaries, then, and in each such case, proper provision shall be made in the agreements governing such transaction so that the Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that the Grantee would have received in respect of the Grantor Common Stock if the Stock Option had been exercised immediately prior to such transaction, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect to receive such securities, cash or other property.

            (c) All of the provisions of this Agreement shall apply with appropriate adjustments to any securities for which the Stock Option becomes exercisable pursuant to this Section 5.

            SECTION 6. Representations and Warranties of the Grantor. The Grantor hereby represents and warrants to the Grantee as follows:

                  (a) Organization; Authority Relative to This Agreement. The Grantor has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. The Grantor has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Grantor and the consummation by the Grantor of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Grantor, and no other corporate proceedings on the part of the Grantor are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Grantor and, assuming the due authorization, execution and delivery by the Grantee, constitutes a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms. The Grantor has taken all appropriate actions so that the restrictions on business combinations contained in Section 203 of the General Corporation Law will not apply with respect to or as a result of the transactions contemplated hereby.

                  (b) Authority to Issue Shares. The Grantor has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the Termination Date shall have reserved, all the Option Shares issuable pursuant to this Agreement, and the Grantor will take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Grantor Common Stock or other securities which may be issued pursuant to
      Section 4, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Grantee's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and will not be subject to any preemptive rights.

                  (c) No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Grantor do not, and the performance of this Agreement by the Grantor will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity, other than pursuant to the HSR Act, (ii) conflict with or violate any provision of the certificate of incorporation or by-laws or equivalent organizational documents of the Grantor or any material subsidiary thereof, (iii) conflict with or violate any Law applicable to the Grantor or any material subsidiary thereof or by which any property or asset of the Grantor or any material subsidiary thereof is bound or affected, or (iv) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Grantor or any material subsidiary thereof pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Grantor or any material subsidiary thereof is a party or by which the Grantor or any material subsidiary thereof or any property or asset of the Grantor or any material subsidiary thereof is bound or affected, except, in the case of clauses (i),

      (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not reasonably be expected to prevent or delay in any material respect the exercise by the Grantee of the Stock Option or any other right of the Grantee under this Agreement.

            SECTION 7. Covenants of the Grantor. (a) Listing; Other Action. (i) The Grantor shall, at its expense, use its best efforts to cause the Option Shares to be listed for quotation on the NMS, subject to notice of issuance, as promptly as practicable following the date of this Agreement, and will provide prompt notice to the NASD of the issuance of each Option Share.

      (ii) The Grantor shall use its best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated hereunder, including, without limitation, using all commercially reasonable efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, the Grantor shall, when required in order to effect the transactions contemplated hereunder, make all necessary filings and any other required or appropriate submissions under the HSR Act as promptly as practicable.

      (iii) The Grantor shall not take any action in order to intentionally cause the exercise of the Stock Option to violate, or to require the vote of the stockholders of the Grantor in order not to violate, any rules or regulations of the NASD.

            (b) Registration. Upon the request of the Grantee at any time and from time to time within three years of the first Closing, the Grantor shall (i) effect, as promptly as practicable, up to two registrations under the Securities Act covering any part or all (as may be requested by the Grantee) of the Option Shares or other securities that have been acquired by or are issuable to the Grantee upon exercise of the Stock Option, and to use its best efforts to qualify such Option Shares or other securities under any applicable state securities laws and (ii) include any part or all of the Option Shares or such other securities in any registration statement for common stock filed by the Grantor under the Securities Act in which such inclusion is permitted under applicable rules and regulations, and to use its best efforts to keep each such registration described in clauses (i) and (ii) effective for a period of not less than six months. If the managing underwriter of a proposed offering of securities by the Grantor shall advise the Grantor in writing that, in the reasonable opinion of the managing underwriter, the distribution of the Option Shares requested by the Grantee to be included in a registration statement concurrently with securities being registered for sale by the Grantor would adversely affect the distribution of such securities by the Grantor, then the Grantor shall either (i) include such Option Shares in the registration statement, but the Grantee shall agree to delay the offering and sale for such period of time as the managing underwriter may reasonably request (provided that the Grantee may at any time withdraw its request to include Option Shares in such offering) or (ii) include such portion of the Option Shares in the registration statement as the managing underwriter advises may be so included for sale simultaneously with sales by the Grantor. The registrations effected under this Section 7(b) shall be effected at the Grantor's expense except for underwriting commissions allocable to the Option Shares and the fees and disbursements of the Grantee's counsel. The Grantor shall indemnify and hold harmless the Grantee, its affiliates and controlling persons and their respective officers, directors, agents and representatives from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, all out-of-pocket expenses, investigation expenses, expenses incurred with respect to any judgment and fees and disbursements of counsel and accountants) arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement (and related prospectus) filed pursuant to this Section 7(b); provided, however, that the Grantor shall not be liable in any such case to the Grantee or any affiliate or controlling person of the Grantee or any of their respective officers, directors, agents or representatives to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement or prospectus in reliance upon, and in conformity with, written information with respect to the Grantee or any such affiliate, controlling person, officer, director, agent or representative thereof, as the case may be, furnished by the Grantee or any such other person to the Grantor for use in the preparation of such registration statement.

            SECTION 8. Representations and Warranties of the Grantee. The Grantee hereby represents and warrants to the Grantor as follows:

                  (a) Organization; Authority Relative to This Agreement. The Grantee has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. The Grantee has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Grantee and the consummation by the Grantee of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Grantee, and no other corporate proceedings on the part of the Grantee are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by the Grantee and, assuming the due authorization, execution and delivery by the Grantor, constitutes a legal, valid and binding obligation of the Grantee, enforceable against the Grantee in accordance with its terms.

                  (b) No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Grantee do not, the performance of this Agreement by the Grantee will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity, other than pursuant to the HSR Act, (ii) conflict with or violate any provision of the certificate of incorporation or by-laws or equivalent organizational documents of the Grantee, (iii) conflict with or violate any Law applicable to the Grantee or by which any property or asset of the Grantee is bound or affected, or (iv) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of the Grantee pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Grantee is a party or by which the Grantee or any property or asset of the Grantee is bound or affected, except, in the case of clauses (i), (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not reasonably be expected, individually or in the aggregate, (A) to prevent or delay in any material respect the exercise by the Grantor of any right of the Grantor under this Agreement or (B) to have an STC Material Adverse Effect.

            SECTION 9. Covenants of the Grantee. The Grantee shall acquire the Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Option Shares purchased pursuant to this Agreement except in compliance with the Securities Act.

            SECTION 10. Termination. This Agreement, other than the rights and obligations of the Grantor and the Grantee under Sections 7, 9 and 11 shall terminate on February 12, 1998.

            SECTION 11. Miscellaneous. (a) Expenses. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

            (b) Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their addresses as specified in the Merger Agreement or sent by electronic transmission to the respective parties at their telecopier numbers as specified in Section 10.02 of the Merger Agreement.

            (c) Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each party hereto (which consent may be granted or withheld in the sole discretion of each such party); provided, however, that the

Grantee may assign all or any of its rights and obligations hereunder to any wholly owned subsidiary of the Grantee; provided further that no such assignment shall relieve the Grantee of its obligations hereunder if such assignee does not perform such obligations.

            (d) Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            (e) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            (f) No Third Party Beneficiaries. Nothing herein, express or implied, is intended to or shall confer upon any person, other than the parties hereto and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES THEREOF
REGARDING CONFLICT OF LAWS.

            (h) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

            (i) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

            (j) Severability. If it shall be determined by court order not subject to appeal or discretionary review that any provision or wording of this Agreement shall be invalid or unenforceable under applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement and shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

            (k) Entire Agreement. This Agreement and the Merger Agreement, including any exhibits or schedules hereto or thereto, or any other instruments, agreements or documents referenced herein or therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements or undertakings with respect thereto, both written and oral.

            (l) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (m) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            (n) Further Assurances. Each party hereto shall execute, acknowledge, deliver, file, record and publish such further certificates, instruments, documents and amendments, and do all such further acts and things as may be required by law or to carry out the intent and purposes of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                  CELL GENESYS, INC.


                                  By:   \s\ STEPHEN A. SHERWIN
                                     -------------------------------------
                                       Stephen A. Sherwin, M.D.
                                       Chairman of the Board, President and
                                            Chief Executive Officer


                                  SOMATIX THERAPY CORPORATION


                                  By:   \s\ EDWARD O. LANPHIER
                                     -------------------------------------
                                       Edward O. Lanphier II
                                       Executive Vice President and
                                            Chief Financial Officer